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                                                                    Exhibit 10.1

                          FOURTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of October 27, 2000 by and among TREX COMPANY, LLC, a
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Delaware limited liability company ("Borrower"), TREX COMPANY, INC., a Delaware
                                     --------
corporation ("Guarantor") and FIRST UNION NATIONAL BANK, a national banking
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association ("Bank").
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                                R E C I T A L S

     A. Borrower, Guarantor and Bank are parties to that certain Amended and Restated Credit Agreement dated as of August 3, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 15, 1999, that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 27, 2000 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 30, 2000 (the "Credit Agreement").
                                                          ----------------

     B. Borrower, Guarantor and Bank have agreed to amend the Credit Agreement by increasing the Revolving Commitment.

                               A G R E E M E N T

     NOW THEREFORE, in consideration of the mutual covenants herein and for Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Incorporation of Recitals. The Recitals set forth above are
          -------------------------
incorporated herein by this reference as if fully set forth in the text of this Amendment.

     2.   Definitions. Capitalized terms used in this Amendment and not
          -----------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     3.   Amendment. The definition of "Revolving Commitment" in the Definitions
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Appendix to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

               "Revolving Commitment" means (i) from October 27, 2000 until and including September 30, 2001, $75,000,000, and (ii) from October 1, 2001 and thereafter, $50,000,000.

     Borrower agrees that if, at any time (including October 1, 2001 when the Revolving Commitment is reduced to $50,000,000), the unpaid principal balance of the Revolving Loans exceeds the Revolving Commitment, Borrower shall immediately pay to Bank the amount of such excess.
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     4.   Representations and Warranties. Each of Borrower and Guarantor hereby
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confirms to Bank that all representations and warranties of Borrower and
Guarantor contained in the Credit Agreement are true and correct as if made on the date hereof.

     5.   Effectiveness. This Amendment shall be and become effective as of the
          -------------
date hereof when all of the conditions set forth below in this paragraph 5 shall have been satisfied:

          a. The Bank shall have received this Amendment, duly executed by the Borrower and the Guarantor.

          b. All fees and expenses of the Bank in connection with this Amendment, including legal fees and expenses incurred on or prior to the date of this Amendment, shall have been paid by the Borrower.

          c. The Bank shall have received an opinion of counsel for the Borrower and the Guarantor in form satisfactory to the Bank.

     6.   Full Force and Effect. Except as specifically set forth herein, all
          ---------------------
terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

     7.   Binding Effect. Each of Borrower and Guarantor hereby reaffirms its
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covenant and agreement to perform, comply with and be bound by each and every one of the terms and provisions of the Credit Agreement, as modified by this Amendment.

     8.   Acknowledgment; No Novation. Borrower, Guarantor and Bank agree that
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this Amendment shall not constitute a novation of the indebtedness evidenced by the Term Note or any of the other Obligations.

     9.   Successors and Assigns. This Amendment shall be binding upon and shall
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inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     10.  Severability. In case any one or more of the provisions contained in
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this Amendment shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     11.  Counterparts. This Amendment may be executed by the parties hereto in
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two counterparts, each of which shall be deemed an original and both of which shall constitute together but one and the same agreement.
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     The undersigned have caused this Amendment to be executed in the names and under the seals of the undersigned, with the intent that this be a sealed instrument.


                                        BORROWER:

                                        TREX COMPANY, LLC, a Delaware limited
                                        liability company


                                        By: /s/ A.J. Cavanna
                                           _______________________________(SEAL)
                                           Anthony J. Cavanna
                                           Chief Financial Officer


                                        GUARANTOR:

                                        TREX COMPANY, INC., a Delaware
                                        corporation

                                        By: /s/ A.J. Cavanna
                                           _______________________________(SEAL)
                                           Anthony J. Cavanna
                                           Chief Financial Officer


                                        BANK:

                                        FIRST UNION NATIONAL BANK, a national
                                        banking association


                                        By: /s/ B. Scott Arthur
                                           _______________________________(SEAL)
                                           B. Scott Arthur
                                           Vice President